UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2018

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Agreement.

On March 20, 2018, Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (the "Issuers"), wholly owned subsidiaries of Wynn Resorts, Limited (the "Company") executed a second supplemental indenture (the "Supplemental Indenture") to the Indenture dated May 22, 2013, as supplemented by that certain Supplemental Indenture dated as of February 18, 2015 (the “Indenture”), relating to the Issuers’ 4.25% Senior Notes due 2023 (the "Notes"). The Supplemental Indenture amended the Indenture by conforming the definition of “Change of Control” relating to ownership of equity interests in the Company in the Indenture to the terms of the indentures governing the Issuers’ other outstanding notes. The Supplemental Indenture was effective upon execution, but will be operative only upon the payment of an aggregate cash amount equal to $25 million (the "Consent Payment") to the holders of the Notes who validly delivered (and did not validly revoke) their consents in accordance with the procedures described in the Consent Solicitation Statement, dated March 15, 2018, prior to 5:00 p.m., New York City time, on March 20, 2018 (the "Expiration Time"). The Consent Payment will be paid to the consenting holders pro rata in accordance with the principal amount of Notes as to which consents were validly tendered (and not revoked) prior to the Expiration Time.
A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated by reference herein. The foregoing description is qualified in its entirety by reference to the exhibit.
The Issuers had sought the consent of the holders of the Notes to the amendment contained in the Supplemental Indenture pursuant to a consent solicitation previously announced on March 15, 2018. On March 20, 2018, the Company announced that the Issuers had obtained sufficient consents to amend the Indenture. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated March 20, 2018 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the guarantors party thereto and U.S. Bank National Association.
99.1	Press release, dated March 20, 2018, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: March 21, 2018	By:	/s/ Craig S. Billings
Craig S. Billings
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)